EXHIBIT 99.1
First Quarter 2014 and Full Year 2013 Unaudited Recast Segment Information by Quarter and Full Year
The table below presents reportable segment results as recast (unaudited, in thousands):

	Summary of Operations (in thousands)
	For the Three Months Ended					For the Year Ended
	March 31, 2014	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2013
Third Party Revenues(1):
Technical Services	$236,781	$233,939	$256,262	$269,465	$264,260	$1,023,926
Industrial and Field Services	161,960	169,621	199,225	174,829	164,848	708,523
Oil Re-refining and Recycling	128,921	140,084	123,008	131,934	133,610	528,636
SK Environmental Services	161,388	159,802	166,523	170,166	168,517	665,008
Lodging Services	56,694	53,330	46,685	55,571	52,959	208,545
Oil and Gas Field Services	100,772	115,163	68,444	104,981	95,371	383,959
Corporate Items(2)	151	(9,776)	381	589	(135)	(8,941)
Total	$846,667	$862,163	$860,528	$907,535	$879,430	$3,509,656
Direct Revenues(1):
Technical Services	$274,614	$259,210	$283,390	$305,835	$299,380	$1,147,815
Industrial and Field Services	150,357	155,883	186,417	166,648	154,641	663,589
Oil Re-refining and Recycling	80,805	90,058	74,747	86,368	84,454	335,627
SK Environmental Services	181,287	194,756	198,730	187,330	191,283	772,099
Lodging Services	57,089	54,048	47,993	56,528	53,816	212,385
Oil and Gas Field Services	102,873	118,907	70,133	105,160	96,305	390,505
Corporate Items(2)	(358)	(10,699)	(882)	(334)	(449)	(12,364)
Total	846,667	862,163	860,528	907,535	879,430	3,509,656
Cost of Revenues(3):
Technical Services	189,775	178,693	192,072	204,425	204,282	779,472
Industrial and Field Services	119,564	127,178	137,416	126,204	122,721	513,519
Oil Re-refining and Recycling	64,109	68,345	57,980	63,355	70,225	259,905
SK Environmental Services	130,273	139,151	137,801	138,705	135,472	551,129
Lodging Services	37,933	30,381	27,471	33,678	35,729	127,259
Oil and Gas Field Services	79,149	83,180	59,609	77,772	75,098	295,659
Corporate Items(2)	4,916	9,096	1,977	2,980	1,637	15,690
Total	625,719	636,024	614,326	647,119	645,164	2,542,633
Selling, General & Administrative Expenses:
Technical Services	22,662	20,472	21,928	22,561	17,862	82,823
Industrial and Field Services	14,421	14,893	14,241	13,735	10,397	53,266
Oil Re-refining and Recycling	4,113	6,367	4,015	4,361	3,976	18,719
SK Environmental Services	28,189	28,599	26,853	25,433	27,363	108,248
Lodging Services	1,419	1,366	1,263	1,140	999	4,768
Oil and Gas Field Services	7,393	7,943	6,380	6,858	5,810	26,991
Corporate Items	40,765	48,830	47,932	40,376	38,524	175,662
Total	118,962	128,470	122,612	114,464	104,931	470,477
Adjusted EBITDA:
Technical Services	62,177	60,045	69,390	78,849	77,236	285,520
Industrial and Field Services	16,372	13,812	34,760	26,709	21,523	96,804
Oil Re-refining and Recycling	12,583	15,346	12,752	18,652	10,253	57,003
SK Environmental Services	22,825	27,006	34,076	23,192	28,448	112,722
Lodging Services	17,737	22,301	19,259	21,710	17,088	80,358
Oil and Gas Field Services	16,331	27,784	4,144	20,530	15,397	67,855
Corporate Items	(46,039)	(55,066)	(50,791)	(43,690)	(40,610)	(190,157)
Total	$101,986	$111,228	$123,590	$145,952	$129,335	$510,105
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1.	Third party revenue is revenue billed to outside customers by a particular segment. Direct revenue is revenue allocated to the segment performing the provided service.

2.	Corporate Items revenues and costs of revenues for the three months ended March 31, 2013 and year ended December 31, 2013 includes purchase price measurement period adjustments.

3.	Cost of revenue is shown exclusive of (i) accretion of environmental liabilities and (ii) depreciation and amortization.

The following is a reconciliation of net income to Adjusted EBITDA (unaudited, in thousands):

	For the Three Months Ended					For the Year Ended
	March 31, 2014	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	December 31, 2013
Net income	$8,960	$10,502	$22,902	$35,361	$26,801	$95,566
Accretion of environmental liabilities	2,724	2,835	2,879	2,914	2,913	11,541
Depreciation and amortization	69,356	60,006	67,468	69,430	67,545	264,449
Other (income) expense	(4,178)	(525)	(1,655)	150	325	(1,705)
Interest expense, net	19,554	19,873	19,585	19,326	19,592	78,376
Pre-tax, non-cash acquisition accounting inventory adjustment	—	13,559	—	—	—	13,559
Provision for income taxes	5,570	4,978	12,411	18,771	12,159	48,319
Adjusted EBITDA	$101,986	$111,228	$123,590	$145,952	$129,335	$510,105